UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 26, 2014

INFORMATION SYSTEMS ASSOCIATES, INC.

(Exact name of registrant as specified in its charter)

Florida	333-142429	65-049317
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

819 SW Federal Highway Stuart, FL	34994
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (772) 403-2992

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2014, Information System Associates, Inc. (the “Company”) elected Mr. Hagai Lerer to the Company’s Board of Directors with the effective date of April 1, 2014.

As compensation for his services as a director, Mr. Lerer received 150,000 options of the Company stock at $0.012 vesting on January 1, 2015.

Currently, Mr. Lerer serves as Chief Operating Officer of Ayco Farms, Inc. where his responsibilities include operational and strategic oversight for corporate operations including IT, as well as managing budgeting and planning. Since 1998, Mr. Lerer has been directly involved in a number of IT related positions including Network Administrator, IT Manager and Building Automation Engineer. Mr. Lerer has a degree in Computer Science and will also serve as a technical advisor to the company’s CEO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFORMATION SYSTEMS ASSOCIATES, INC.

Date: April 2, 2014	By:	/s/ Adrian Goldfarb
	Name:	Adrian Goldfarb
	Title:	Chief Financial Officer